EFFECTIVE MARCH 1, 1996

                                AMENDMENT TO MAY 1, 1995
                                     PROSPECTUS FOR
                         DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE
                              A VARIABLE ANNUITY ISSUED BY
                                   FIRST TRANSAMERICA
                                 LIFE INSURANCE COMPANY


Beginning March 1, 1996, the Policies described in the above-identified prospectus will be issued with enhancements previously not available. The material terms of the Policies to be issued beginning March 1, 1996, which differ from the Policies issued prior to March 1, and described in the May 1, 1996, prospectus are described below. The pages of the May 1, 1995, prospectus which discuss these terms are identified below.

RIGHT TO CANCEL (pages 15 and 23)
     The Owner has the right to examine the Policy for a limited period, known as a "Free Look Period." The Owner can cancel the Policy by delivering or mailing a written notice or by sending a telegram to (a) the agent through whom the Policy was purchased or (b) the Service Center, before midnight of the tenth day after receipt of the Policy. Notice given by mail and the return of the Policy by mail, properly addressed and postage prepaid, will be deemed by Transamerica to have been made on the date postmarked. Transamerica will refund the Policy Value determined as of the date the notice is postmarked, plus the difference between the Premiums paid, including any fees or other charges, and the amount allocated to the Variable Account, within seven days after receipt of such notice to cancel and the returned Policy.

OWNER/JOINT OWNERS (page 5)
     Joint Owners need not be husband and wife. Joint Owners own the Policy equally with the right of survivorship. Qualified Policies may not have Joint Owners.

ALLOCATION OF PREMIUMS (page 24)
     On non-IRA Policies, the Net Premium derived from the initial Premium will be allocated directly to the Sub-Account(s) selected by the Owner. For IRAs, on the Policy Date the Net Premium will be allocated to the Money Market Sub-Account and will not be allocated to the Sub-Account(s) in accordance with the allocation percentages selected by the Owner until 15 calendar days after the Policy Date.

POLICY FEE (pages 9, 11-12 and 31)
     The $30 Policy Fee will not be assessed for Policy Years in which the Policy Value exceeds $50,000 on the last business day of the Policy Year or as of the date the Policy is surrendered.

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CONTINGENT DEFERRED SALES LOAD (pages 9 and 30-31)
     Any Premiums held by Transamerica for seven Policy Years and not previously withdrawn may be withdrawn free of any Contingent Deferred Sales Load. In addition, any portion of a free withdrawal amount may be withdrawn each year after the first Policy Year without imposition of any Contingent Deferred Sales Load. The free withdrawal amount is only available for the first withdrawal in each Policy Year and is equal to the greater of (a) the accumulated earnings not previously withdrawn or (b) 10% of the Premiums held a least one but less than seven Policy Years prior to the day of withdrawal, not adjusted for any prior withdrawals deemed to be made from such Premiums. Withdrawals will be made first from earnings then from Premiums on a first in/first out basis. After the first free withdrawal in a Policy Year, free withdrawals can be made only from available earnings.

DEATH BENEFIT (pages 15 and 28)
     If the Owner or Annuitant dies before the Annuity Date, a death benefit is payable. If the deceased Owner or Annuitant, as applicable, had not attained their 85th birthday the death benefit will be the greatest of (a) the Policy Value, (b) all Premiums paid less all withdrawals and any applicable premium taxes or (c) the greatest Policy Anniversary Value prior to the earliest of the Annuitant's or Owner's 75th birthday increased by all Premiums paid since that Policy Anniversary less any withdrawals and applicable premium taxes since that Policy Anniversary. If the deceased Owner or Annuitant, as applicable, had attained age 85, the death benefit will be equal to the Policy Value.

TRANSFERS (page 25 and 32)
     Transamerica currently does not charge for transfers between Sub-Accounts. However, Transamerica reserves that right to impose a fee of no more than $10 or 2% of the amount transferred for transfers in excess of 12 during a single Policy Year. Up to 18 transfers may be made in any Policy Year.

ANNUITY PAYMENT (page 33)
     Monthly Annuity Payments from the Variable Annuity Payment Option will be subject to a minimum monthly annuity amount of $50 from each Sub-Account.

     Policies sold prior to March 1, 1996, will be amended by endorsement containing the applicable March 1, 1996, terms after the endorsement forms are approved by the New York Insurance Department and when Transamerica can administratively endorse the pre-March 1, 1996, Policies.

Triple Advantage Policies issued by FTL, Policy Form 3-501  11-194.
SSVP/S030196ny

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